SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934





                         Date of Report
         (Date of earliest event reported): May 15, 1997


                  PRIME RECEIVABLES CORPORATION
       (Originator of the Prime Credit Card Master Trust)

                       9111 Duke Boulevard
                     Mason, Ohio  45040-8999
                         (513) 573-2037


 Delaware                  31-1359594                     0-21118
(State of                (IRS I.D. No.)            (Commission File
Incorporation)                                      Number)



_____________________________________________________________________


Item 5. Other Events.

               NONE



Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.72   Settlement Statement of the Trust
                for the period ended May 3, 1997
                and the related distributions made
                on May 15, 1997.







    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date:     May 27, 1997           By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer






                        INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



28.72       Settlement Statement of the Trust
            for the period ended May 3,1997
            and the related distributions made
            on May 15, 1997.